SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)  April 7, 1995



                             GLENAYRE TECHNOLOGIES, INC.
                (Exact name of registrant as specified in its charter)



Delaware                          0-15761                          98-0085742
(State or other jurisdiction     (Commission                    (IRS Employer
of incorporation)                File Number)              Identification No.)



          4201 Congress Street, Suite 455, Charlotte, North Carolina  28209
           (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code   (704) 553-0038


                                    Not applicable
           (Former name or former address, if changed since last report.)



                                         Page 1 of 5 Pages
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          Item 4.   Changes in Registrant's Certifying Accountant.

               Deloitte & Touche LLP has served as the Registrant's inde-pendent accountants to audit the financial statements of the Registrant and its subsidiaries for each of the two most recent fiscal years ended December 31, 1994 and December 31, 1993 and for prior fiscal years. On April 7, 1995, the Registrant re-placed Deloitte & Touche LLP with Ernst & Young LLP as its independent accountants to audit the financial statements of the Registrant and its subsidiaries for the fiscal year ending December 31, 1995. This change in independent accountants, effective April 7, 1995, was recommended by the Audit Committee of the Registrant's Board of Directors and approved by the Board of Directors on April 4, 1995.

               Deloitte & Touche LLP's reports on the financial statements of the Registrant and its subsidiaries for the two most recent fiscal years ended December 31, 1994 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               During the Registrant's two most recent fiscal years ended December 31, 1994 and the subsequent period, (1) there were no disagreements with Deloitte & Touche LLP on any matter of ac-counting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the dis-agreement(s) in its report, and (2) no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred.

               The Registrant has provided Deloitte & Touche LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. A letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission indicating its agreement with the statements made by the Regis-trant in this Current Report on Form 8-K is filed herewith as
          Exhibit 16 to this Report.


          Item 7.   Financial Statements and Exhibits.

               (c)  Exhibits

                    16 Letter from Deloitte & Touche LLP regarding change in certifying accountant.


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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GLENAYRE TECHNOLOGIES, INC.



                                        By   /s/ Stanley Ciepcielinski

                                             Stanley Ciepcielinski
                                             Executive Vice President and
                                             Chief Financial Officer


          Dated:  April 11, 1995

                                  Page 3 of 5 Pages

                          SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.


                                       EXHIBITS

                                       FORM 8-K
                                    CURRENT REPORT


          Date of Report                             Commission File Number
          April 7, 1995                                    0-15761


                             GLENAYRE TECHNOLOGIES, INC.

                                    EXHIBIT INDEX


          Exhibit No                             Exhibit Description

             16 Letter of Deloitte & Touche LLP dated April 12, 1995 regarding change in certifying accountant (Page 5 of the sequentially numbered pages).




                                  Page 4 of 5 Pages

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